                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934


Date of Report (Date of earliest event reported)   September 5, 1997
                                                 ---------------------

                      AMERICAN ENTERTAINMENT GROUP, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)

   COLORADO                        0-22174                       83-0277375
- -----------------                 ------------               -------------------
 (State or Other                  (Commission                   (IRS Employer
 Jurisdiction of                  File Number)               Identification No.)
 Incorporation
or Organization)


                          160 Bedford Road, Suite 306
                       Toronto, Ontario, Canada M5R 2K9
              --------------------------------------------------
              (Address of Principal Executive Offices, Zip Code)


                               (416) 920-1919
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


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                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                       of the Securities Act of 1934

Item 1.    Changes in Control of Registrant.
           ---------------------------------

           Not Applicable

Item 2.    Acquisition or Disposition of Assets.
           -------------------------------------

           See Item 5 below.

Item 3.    Bankruptcy or Receivership.
           ---------------------------

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not Applicable

Item 5.    Other Events
           ------------

           On August 29, 1997, the Registrant entered into a preliminary agreement with Tel.n.Form Interactive Communications Corp (Tel.n.Form) whereby the Registrant would acquire 100% of the issued and outstanding shares of Tel.n.Form in exchange for 200,000 common shares of the Registrant, valued at $10.00 per share, for a total acquisition price of $2,000,000. At the closing of the transaction, the Registrant would be required to provide a third party entity which would purchase the said 200,000 common shares from the holders thereof. The closing of the transaction is subject to the execution of a definitive agreement between the parties, appropriate due diligence of the parites, the obtaining of a "fairness" opinion to confirm the value of Tel.n.Form, the arrangement of suitable financing of the closing, approval of the transaction by Tel.n.Form shareholders, and appropriate regulatory compliance. The parties anticipate an execution of the definitive agreement by September 30, 1997 and a closing of the transaction on or about October 15, 1997.

           Tel.n.Form comprises a group of companies in the business of using automation and computer technology and replace repetitive manual business in the automotive and hotel industries. Among these companies is Credit.Link, a service provided to car dealers that generates lead information obtained from the public and transmitted to such dealers nationwide.

Item 6.    Resignation of Registrant's Directors.
           --------------------------------------

           Not Applicable

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

           Not Applicable

Item 8.    Change in Fiscal Year.
           ----------------------

           Not Applicable

Item 9.    Sales of Equity Securities Pursuant to Regulation S.
           ----------------------------------------------------

           As of August 22, 1997, the Registrant has sold a total of 73,333 common shares at prices ranging from $.15US to $.25US per share, in cash, to two individuals, both of whom are residents of Canada, pursuant to Regulation S.

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                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ENTERTAINMENT GROUP, INC.



                                       By:      //Joel Wagman//
                                          ----------------------------------
                                                  Joel Wagman
                                                    Chairman


Dated: September 5, 1997